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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                    -----------------------------------

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              JANUARY 6, 2006
              Date of Report (Date of Earliest Event Reported)

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                 GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC
           (Exact name of registrant as specified in its charter)

    DELAWARE                     000-51829                   02-0699398
 (State or other          (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                         Identification No.)
incorporation or
  organization)

          701 MOUNT LUCAS ROAD                            08540
         PRINCETON, NEW JERSEY                         (Zip Code)
(Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1.01, 3.03 AND 5.03. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS; AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On January 1, 2006, Goldman Sachs Hedge Fund Partners II, LLC (the "Company") amended its limited liability company agreement, reflecting certain of the changes to the Company discussed in the letter sent to members on October 3, 2005 and filed with the Securities and Exchange Commission on a Form 8-K on October 3, 2005. Attached hereto is a copy of the Company's limited liability company agreement, as amended. A description of the significant changes to the agreement is summarized below.

     Goldman Sachs Hedge Fund Strategies LLC is the "Managing Member" of the Company and is also the "Managing Member" of Goldman Sachs Global Tactical Trading II, LLC ("GTT II"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value II, LLC ("GRV II") and Goldman Sachs Global Event Driven, LLC ("GED" and, together with GTT II, GELS and GRV II, the "Investment Funds").

     CHANGES TO THE COMPANY'S LIQUIDITY. The Company's Amended and Restated Limited Liability Agreement (the "Company's Amended LLC Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption or lock-ups otherwise applicable to the units of the Company, members of the Company may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. In addition, as of January 1, 2006, any redemption requests must be delivered to the Company at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 61 day notice period previously required.

     The Company has adopted a 25% "gate" which may limit the amount of interest that may be redeemed on any single redemption date. In addition, the Company has instituted a limit on the amount of outstanding interests in the Company that may be redeemed on any particular redemption date, also known as a "gate." Pursuant to the gate, if outstanding redemption requests for any redemption date total in the aggregate more than 25% of the net asset value (the "NAV") of the Company, the Managing Member may, in its sole discretion, refuse to redeem units of the Company in excess of the 25% threshold. If this occurs, the requests for redemption on such date will be reduced ratably and the unredeemed units will be redeemed on a subsequent regular redemption date in priority to any subsequent redemption request.

     CHANGES IN DISSOLUTION RIGHTS. Currently, the members (by the affirmative vote of members holding at least 66-2/3% of the voting power, based on NAV, of the outstanding units of the Company (excluding for purposes of calculating such percentage any units held by Goldman, Sachs & Co., its affiliates, employees and officers) may terminate the Managing Member or dissolve the Company. As of January 1, 2006, at any time, at a meeting validly called for such purpose (such meeting, the "Dissolution Meeting"), the members may, by the affirmative vote of members holding at least a majority of the voting power, based on NAV, of the outstanding units (excluding units held by the Managing Member, Goldman, Sachs & Co. and any affiliate or employee of the Managing Member or Goldman, Sachs & Co. (collectively, the "Managing Member Units")), cause the dissolution of the Company. There is no longer an opportunity to remove the Managing Member. Under the new policy, a dissolution is subject to certain additional procedures and requirements that are set forth in the Company's Amended LLC Agreement, including, among others, that (i) one or more members holding at least 1% of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units) request in writing that the Managing Member send a notice to the members soliciting them to make a request in writing that the Managing Member call a Dissolution Meeting, (ii) members holding at least 20% of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units) request in writing that a Dissolution Meeting be called, and (iii) the Dissolution Meeting has a quorum of members, in attendance in person or by proxy, holding a majority of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units).

     In the event of an affirmative vote in favor of dissolving the Company at a Dissolution Meeting, the Managing Member will seek to liquidate the Company as soon as reasonably practicable (including by submitting redemption requests to the underlying Investment Funds within 30 days of such vote), and the Company will be wound up in accordance with the terms of the Company's Amended LLC Agreement and applicable law.

     On or before August 25, 2006, the Managing Member may, in its sole discretion, amend, delete or waive any of the provisions relating to the dissolution of the Company by the members described above without prior notice to or consent of the members. Thereafter, the dissolution provisions will become permanent.

     OTHER CHANGES.
     -------------

     The Company may create classes of units offered to non-restricted persons in order to permit the Company to invest in "new issues."

     As of January 1, 2006, the Company may allocate assets to Advisors other than through investments in the Investment Funds.

     Tax allocations. Prior to January 1, 2006, the Managing Member could specially allocate items of Company taxable income and gain to a redeeming member who would otherwise recognize a gain on redemption of the member's units, in order to reduce or eliminate the difference between the amount of redemption proceeds with respect to such units and the member's tax basis in such units. As of January 1, 2006, the Managing Member has the additional flexibility to make special allocations of loss and deduction to a redeeming member that would otherwise have recognized a loss (with the same intent to reduce the difference between redemption proceeds and tax basis). The Managing Member may also make similar special allocations to the Managing Member with respect to withdrawals from its incentive allocation account. In addition, as of January 1, 2006, the Managing Member has the right generally to adjust the allocation of items of Company taxable income, gain, loss and deduction among the members as the Managing Member in its sole discretion deems equitable and necessary or desirable.

     Suspending redemptions because of no underlying investment fund valuations. In order to help ensure that the Company would not be required to redeem units when the Company's NAV is uncertain, the Company's Amended LLC Agreement makes clear that the Managing Member can suspend redemptions during any period in which any underlying Investment Fund, investment fund or portfolio company has suspended redemptions or the calculation of its NAV.

     Valuation of underlying investment fund and portfolio company interests. The value of the Company's assets will principally be based on the value of the Company's interests in the Investment Funds. As of January 1, 2006, the administrator of each Investment Fund in which the Company invests has been given the additional flexibility to modify the value of an interest in an underlying investment fund from the value reported by the Advisor of such investment fund, if the administrator determines, in its sole discretion, that any such valuation is inaccurate or incomplete. In that case such Investment Fund's administrator may, in its sole discretion, determine the fair value of the investment based on information available to, and factors deemed relevant by, such administrator at the time of such valuation. In addition, assets of the Investment Funds that are invested in portfolio companies will be valued by the administrator at fair value in a commercially reasonable manner.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 1, 2006, GTT II, GELS, GRV II and GED, the existing investment funds of the Company, each amended its respective limited liability company operating agreement. Each of these agreements is attached hereto. The changes reflected in the amended agreements will have an impact on holders of the Company's units. A description of the significant changes to the agreements is summarized below.

     CHANGES TO THE INVESTMENT FUNDS' LIQUIDITY. Each Investment Fund has made certain changes affecting liquidity.

     GTT II's Amended and Restated Limited Liability Agreement (the "GTT II Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption otherwise applicable to the units of GTT II, members of GTT II may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. In addition, as of January 1, 2006, any redemption requests must be delivered to GTT II's Managing Member at least 60 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 61 days prior to the applicable redemption date. Effectively, there will be no change to the day a redemption notice is due.

     GELS's Amended and Restated Limited Liability Agreement (the "GELS Agreement") did not change the redemption periods which permit redemptions on a quarterly basis and allow members to redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. The GELS Agreement also did not change the notice period which requires any redemption requests to be delivered to GELS' Managing Member at least 45 days prior to the applicable redemption date.

     GRV II's Amended and Restated Limited Liability Agreement (the "GRV II Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitation on redemption or lock-ups otherwise applicable to the units of GRV II, members of GRV II may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. In addition, as of January 1, 2006, members are required to provide GRV II with written notice of a redemption request at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 45 day notice period previously required.

     GED's Amended and Restated Limited Liability Agreement (the "GED Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption otherwise applicable to the units, members of GED may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. Also, redemption requests will be subject to a new notice period. As of January 1, 2006, members are required to provide GED with written notice of a redemption request at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 45 day notice period previously required.

     Each Investment Fund has adopted a 25% "gate" which may limit the amount of interest that may be redeemed on any single redemption date. In addition, each Investment Fund has instituted a limit on the amount of outstanding interests in each Investment Fund that may be redeemed on any particular redemption date, also known as a "gate." Pursuant to the gate, if outstanding redemption requests for any redemption date total in the aggregate more than 25% of the NAV of an applicable Investment Fund, the Managing Member of such Investment Fund may, in its sole discretion, refuse to redeem units of such Investment Fund in excess of the 25% threshold. If this occurs, the requests for redemption on such date will be reduced ratably and the unredeemed units will be redeemed on a subsequent regular redemption date in priority to any subsequent redemption request.

     OTHER CHANGES.
     -------------

     Suspending redemptions under certain circumstances. In order to help ensure that the Investment Funds would not be required to redeem units when such an Investment Fund's NAV is uncertain, the applicable managing member can suspend redemptions during any period in which any underlying investment fund or portfolio company has suspended redemptions or the calculation of its NAV.

     Each Investment Fund may create classes of units offered to non-restricted persons in order to permit them to invest in "New Issues."

     Valuation of underlying investment fund and portfolio company interests. As of January 1, 2006, the administrator of the Investment Funds has the additional flexibility to modify the value of an interest in an underlying investment fund from the value reported by the independent investment manager of such investment fund, if the administrator determines, in its sole discretion, that any such valuation is inaccurate or incomplete. In that case the administrator may, in its sole discretion, determine the fair value of the investment based on information available to, and factors deemed relevant by, such administrator at the time of such valuation. In addition, assets of the Investment Funds that are invested in portfolio companies will be valued by the administrator at fair value in a commercially reasonable manner.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

EXHIBITS.

Exhibit
Number      Description
------      -----------

3.1 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Hedge Fund Partners II, LLC, dated as of January 1, 2006.

10.1 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Tactical Trading II, LLC, dated as of January 1, 2006.

10.2 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Equity Long/Short, LLC, dated as of January 1, 2006.

10.3 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Relative Value II, LLC, dated as of January 1, 2006.

10.4 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Event Driven, LLC, dated as of January 1, 2006.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Date:  January 6, 2006


                                    GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC
                                      (Registrant)


                                    By: Goldman Sachs Hedge Fund Strategies LLC
                                        Managing Member

                                        By: /s/ Tobin V. Levy
                                           -----------------------------
                                           Tobin V. Levy
                                           Managing Director and Chief
                                           Financial Officer